EXHIBIT 10.4

                               FOURTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT


          THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Fourth Amendment") is entered into as of August 20, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and The Prudential Insurance Company of America, a New Jersey corporation ("Seller").

                                    RECITALS

          A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997, that certain First Amendment thereto dated as of July 7, 1997, that certain Second Amendment thereto dated July 22, 1997, and that certain Third Amendment thereto dated August 5, 1997 (collectively, the "Agreement"), for the purchase and sale of real property designated "INDUSTRIAL PACKAGE SALE - CEDARPOINTE (CALIFORNIA)", as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

          B. Buyer and Seller now desire to modify the Agreement as provided herein.

          C. Capitalized terms in this Fourth Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

          1. DUE DILIGENCE PERIOD. The expiration date of the Due Diligence Period is extended from August 20, 1997 to and including September 5, 1997.

          2. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this Fourth Amendment and the terms and conditions of the Agreement, the terms and conditions of this Fourth Amendment shall govern and control the rights and obligations of the parties hereto.

          3. EFFECT OF FOURTH AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

          4. COUNTERPARTS. This Fourth Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Fourth Amendment may be executed via telecopied signatures with original signatures to follow.

          IN WITNESS WHEREOF, Buyer and Seller have executed this Fourth Amendment as of the date first above written.

                                   BUYER

                                   MERIDIAN INDUSTRIAL TRUST, INC.,
                                   a Maryland corporation


                                   By:
                                          ------------------------------
                                          Robert A. Dobbin
                                   Its:   Secretary


                                   SELLER

                                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


                                   By:
                                          ------------------------------
                                          Bernard C. Buchholz
                                   Its:   Vice President

                               FIFTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT


          THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Fifth Amendment") is entered into as of September 5, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and The Prudential Insurance Company of America, a New Jersey corporation ("Seller").

                                    RECITALS

          A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997, that certain First Amendment thereto dated as of July 7, 1997, that certain Second Amendment thereto dated July 22, 1997, that certain Third Amendment thereto dated August 5, 1997, and that certain Fourth Amendment thereto dated August 20, 1997 (collectively, the "Agreement"), for the purchase and sale of real property designated "INDUSTRIAL PACKAGE SALE - CEDARPOINTE (CALIFORNIA)", as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

          B. Buyer and Seller now desire to modify the Agreement as provided herein.

          C. Capitalized terms in this Fifth Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

          1. DUE DILIGENCE PERIOD. The expiration date of the Due Diligence Period is extended from September 5, 1997 to and including September 15, 1997.

          2. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this Fifth Amendment and the terms and conditions of the Agreement, the terms and conditions of this Fifth Amendment shall govern and control the rights and obligations of the parties hereto.

          3. EFFECT OF FIFTH AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

          4. COUNTERPARTS. This Fifth Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Fifth Amendment may be executed via telecopied signatures with original signatures to follow.

          IN WITNESS WHEREOF, Buyer and Seller have executed this Fifth Amendment as of the date first above written.


                                   BUYER

                                   MERIDIAN INDUSTRIAL TRUST, INC.,
                                   a Maryland corporation


                                   By:
                                          ------------------------------
                                          Jaime Suarez
                                   Its:   Vice President


                                   SELLER

                                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation


                              By:
                                     ------------------------------
                                     Bernard C. Buchholz
                              Its:   Vice President

          THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Sixth Amendment") is entered into as of September 8, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Buyer"), and The Prudential Insurance Company of America, a New Jersey corporation ("Seller").

                                    RECITALS

          A. Buyer and Seller entered into that certain Purchase and Sale Agreement dated as of May 29, 1997, that certain First Amendment thereto dated as of July 7, 1997, that certain Second Amendment thereto dated July 22, 1997, that certain Third Amendment thereto dated August 5, 1997, that certain Fourth Amendment thereto dated August 20, 1997, and that certain Fifth Amendment thereto dated September 5, 1997 (collectively, the "Agreement"), for the purchase and sale of real property designated "INDUSTRIAL PACKAGE SALE - CEDARPOINTE (CALIFORNIA)", as more particularly described on Exhibit A to the Agreement, together with certain personal property, lease interests and intangible property, all as more particularly described in the Agreement.

          B. Buyer and Seller now desire to modify the Agreement as provided herein.

          C. Capitalized terms in this Sixth Amendment not defined herein shall have the meanings ascribed to them in the Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, Buyer and Seller agree as follows:

          1. PURCHASE PRICE ADJUSTMENT. The total Purchase Price for the Property is reduced to Fifteen Million Six Hundred Fifty-Nine Thousand Nine Hundred Two and No/100 Dollars ($15,659,902.00).

          2. ESTOPPEL LETTERS. If Finn Industries and/or Staples Office Products, tenants in the Property, do not indicate in their estoppel letters that their rights set forth in their Leases to purchase a portion of the Property are waived or are otherwise inapplicable to the transaction contemplated herein, then Seller shall certify same to Buyer in Seller estoppel letter(s), which certifications shall not be qualified by or limited to "Seller's Knowledge", as such term is defined in SECTION 8.3.3 of the Agreement.


          3. NON-FOREIGN STATUS AFFIDAVIT. Buyer and Seller acknowledge and agree that (i) the form of non-foreign status affidavit attached to the Agreement and labelled as "EXHIBIT J" is hereby relabelled as "EXHIBIT J-1" in accordance with Section 6.4(g) of the Agreement and (ii) the form of affidavit to be signed by Seller (California Form 590-RE), which form was to be attached to the Agreement as EXHIBIT J-2 but was inadvertently omitted, is attached hereto as EXHIBIT A.

          4. PENDING LITIGATION. Pursuant to Section 8.2.4(a) of the Agreement, Seller represents that Seller has not received any notice of any pending or threatened litigation against Seller with respect to the Property.

          5. NOTICE OF VIOLATIONS. Pursuant to Section 8.2.4(b) of the Agreement, Seller represents that Seller has not received any written notice(s) from governmental authorities concerning violations of zoning, building, fire, or health codes, statutes, ordinances, rules or regulations applicable to the Property.

          6. DESIGNATED EMPLOYEES. Buyer and Seller hereby acknowledge and agree that the persons to be listed on EXHIBIT P to the Agreement, which persons comprise the "Designated Employees" in accordance with Section 8.3.3 of the Agreement for all projects comprising the Property, are those persons set forth on EXHIBIT B attached hereto.

          7. ENVIRONMENTAL REPORTS OR SURVEYS. Buyer acknowledges that Seller has advised Buyer of the existence of those certain environmental reports or surveys relating to the Property listed on EXHIBIT C attached hereto, which replaces EXHIBIT Q to the Agreement.

          8. ASSIGNMENT OF OPERATING AGREEMENTS. Notwithstanding the terms and provisions of that certain Assignment of Operating Agreements to be executed by Buyer and Seller with respect to the project comprising the Property (the "Assignment") pursuant to the Agreement, Seller and Buyer hereby agree that only those operating agreements set forth on SCHEDULE A to such Assignment that are cancellable upon thirty (30) days' notice shall be assigned by Seller and assumed by Buyer pursuant to such Assignment. The assignment and assumption of any operating agreement listed on such SCHEDULE A which is not so cancellable shall be void AB INITIO. The terms and provisions of this Paragraph 8 of this Sixth Amendment shall survive the Closing.

          9. CONFLICT IN TERMS. In the event of any conflict or inconsistency between the terms and conditions of this Sixth Amendment and the terms and conditions of the Agreement, the terms and conditions of this Sixth Amendment shall govern and control the rights and obligations of the parties hereto.

          10. EFFECT OF SIXTH AMENDMENT. Except as expressly modified herein, all terms and conditions of the Agreement remain unmodified and in full force and effect.

          11. COUNTERPARTS. This Sixth Amendment may be executed in one or more counterparts, each of which may be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. This Sixth Amendment may be executed via telecopied signatures with original signatures to follow.

          IN WITNESS WHEREOF, Buyer and Seller have executed this Sixth Amendment as of the date first above written.

                                        BUYER

                                        MERIDIAN INDUSTRIAL TRUST, INC.,
                                        a Maryland corporation


                                        By:
                                               ------------------------------
                                               Robert A. Dobbin
                                        Its:   Secretary


                                        SELLER

                                        THE PRUDENTIAL INSURANCE COMPANY OF
                                        AMERICA, a New Jersey corporation


                                        By:
                                               ------------------------------
                                               Bernard C. Buchholz
                                        Its:   Vice President

  YEAR    Withholding Exemption Certificate for                CALIFORNIA FORM
 19       Real Estate Sales (For use by sellers
   --     of California real estate)                                  590-RE

--------------------------------------------------------------------------------
File this form with your withholding agent or buyer.   |Withholding agent's name

--------------------------------------------------------------------------------
Seller's name

--------------------------------------------------------------------------------
Seller's address (number and street)          |Seller's daytime telephone number

--------------------------------------------------------------------------------
City                               State                    Zip Code

--------------------------------------------------------------------------------
Read the following carefully and check the box that applies to the seller:

     CERTIFICATE OF RESIDENCY -- INDIVIDUALS:
          I am a resident of California and I reside at the address shown above.

/ /            CERTIFICATE OF PRINCIPAL RESIDENCE -- INDIVIDUALS:
          The California real property located at
                                                 --------------------------
          qualifies as my principal residence within the meaning of the Internal Revenue Code Section 1034.

/ /            CORPORATIONS:
          The above-named corporation has a permanent place of business in California at the address shown above or is qualified to do business in California.

/ /            PARTNERSHIPS:
          The above-named entity is a partnership and the recorded title to the property is in the name of the partnership. The partnership will file a California return to report the sale and will withhold on foreign and domestic nonresident partners when required.

/ /            LIMITED LIABILITY COMPANIES (LLCS):
          The above-named entity is an LLC and the recorded title to the property is in the name of the LLC. The LLC will file a California return to report the sale and will withhold on foreign and domestic nonresident partners when required.

/ /            TAX-EXEMPT ENTITIES AND NONPROFIT ORGANIZATIONS:
          The above-named entity is exempt from tax under California or federal law.

/ /            IRREVOCABLE TRUSTS:
          At least one trustee of the above-named irrevocable trust is a California resident. The trust will file a California fiduciary return reporting the sale and will withhold on foreign and domestic nonresident beneficiaries when required.

/ /            CERTIFICATE OF RESIDENCY OF DECEASED PERSON -- ESTATES:
          I am the executor of the above-named person's estate. The decedent was a California resident at the time of death. The estate will file a California fiduciary return reporting the sale and will withhold on foreign and domestic nonresident beneficiaries when required.

/ /            BANK:
          The above-named entity is a bank or a bank acting as a fiduciary for a trust. beneficiaries when required.

--------------------------------------------------------------------------------

CERTIFICATE:  Please complete and sign below.

Under penalties of perjury, I hereby certify that the information provided herein is, to the best of my knowledge, true and correct. If conditions change, I will promptly inform the withholding agent.

Seller's name and title (type or print)
                                        ----------------------------------------
Seller's social security number, California corporation number,
     FEIN or California Secretary of State file number
                                                       -----------------------
(NOTE: Failure to provide your identification number will render this certificate void.)

Seller's signature                                                Date
                  -----------------------------------------------      ---------

For Privacy Act Notice, see form FTB 1131 (individuals only).

--------------------------------------------------------------------------------